UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2025

SHF Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-40524	86-2409612
(Commission File Number)	(IRS Employer Identification No.)

1526 Cole Blvd., Suite 250

Golden, Colorado 80401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (303) 431-3435

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.0001 par value per share	SHFS	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	SHFSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification To Rights of Security Holders.

The information set forth in Item 5.03 below is incorporated by reference herein in response to this Item.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 13, 2025 at 4:30 pm ET, SHF Holdings, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”). As disclosed on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 14, 2025, at the Special Meeting, the Company’s stockholders approved a proposal to authorize a reverse stock split of its outstanding Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), at a ratio of not more than 1-for-20, at the discretion of the Company’s board of directors (the “Board”). The Board approved the one-for-twenty (1-for-20) reverse stock split ratio on January, 28, 2025, Accordingly, on March 20, 2025, the Company filed Certificate of Amendment (the “Amendment”) to its Second Amended and Restated Certificate of Incorporation (as amended to date, the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware to effect a one-for-twenty (1-for-20) reverse stock split (the “Reverse Stock Split”) of its Class A Common Stock, which the Company expects will become effective on March 24, 2025 at 12:01 am Eastern Time (the “Effective Time”).

As a result of the Reverse Stock Split, at the Effective Time, every twenty (20) shares of the Company’s pre-Reverse Stock Split Class A Common Stock will combine and automatically become one (1) share of Class A Common Stock. The Company’s Class A Common Stock is expected to begin trading on a split-adjusted basis when The Nasdaq Capital Market opens for trading on March 24, 2025. The Class A Common Stock will continue to trade on The Nasdaq Capital Market under the existing symbol “SHFS”, but with a new CUSIP number of 824430300. The Reverse Stock Split will not change the authorized number of shares or the par value of the Class A Common Stock nor modify any voting rights of the Class A Common Stock.

Also, at the Effective Time, the number of shares of Class A Common Stock issuable upon exercise of warrants, preferred stock, and other convertible securities, including awards issued under the Company’s Amended and Restated 2022 Equity Incentive Plan (the “Equity Incentive Plan”), as well as any commitments to issue securities that provide for adjustments in the event of a reverse stock split, will be appropriately adjusted pursuant to their applicable terms for the Reverse Stock Split. If applicable, the conversion price for each outstanding share of preferred stock and the exercise price for each outstanding warrant will be increased, pursuant to their terms, in inverse proportion to the 1-for-20 split ratio such that upon conversion or exercise, the aggregate conversion price for conversion of preferred stock and the aggregate exercise price payable by the warrant holder to the Company for shares of Class A Common Stock subject to such warrant will remain approximately the same as the aggregate conversion or exercise price, as applicable, prior to the Reverse Stock Split.

No fractional shares will be issued in connection with the Reverse Stock Split. Except for shares issued under the Equity Incentive Plan, for which fractional shares resulting from the Reverse Stock Split will be rounded down to the next whole share, fractional shares of Class A Common Stock resulting from the Reverse Stock Split will be rounded up to the next whole share.

The Company’s transfer agent, Continental Stock Transfer & Trust Company, is acting as the exchange agent for the Reverse Stock Split. Registered stockholders holding pre-split shares of Class A Common Stock electronically in book-entry form are not required to take any action to receive post-split shares. Stockholders owning shares via a broker, bank, trust or other nominee will have their positions automatically adjusted to reflect the Reverse Stock Split, subject to such broker’s particular processes, and will not otherwise be required to take any action in connection with the Reverse Stock Split.

The foregoing description is qualified in its entirety by the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

Statements made in this report that are not statements of historical or current facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The Company cautions readers that forward-looking statements are predictions based on its current expectations about future events. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. The Company’s actual results, performance, or achievements could differ materially from those expressed or implied by the forward-looking statements as a result of a number of factors, including the section titled “Risk Factors” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the Securities and Exchange Commission on April 14, 2023 and in our other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as required by law.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation, filed March 20, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHF HOLDINGS, INC.

Date: March 20, 2025	By:	/s/ Donnie Emmi
Donnie Emmi
Chief Legal Officer